ARIEL MUTUAL FUNDS

                            Ariel Fund
                            Ariel Appreciation Fund
                            Ariel Premier Bond Fund

                                   Annual Report--September 30, 2000


--------------------------------------------------------------------------------
                  THE PATIENT INVESTOR [GRAPHIC OF TURTLE HOLDING TROPHY]
--------------------------------------------------------------------------------

SHAREHOLDER NEWS

At Ariel Mutual Funds, we concentrate on doing one thing and doing it well--superior stock picking. We seek to maximize returns for our clients by purchasing stocks when they are out of favor, then selling them for a profit when they have realized their true value. We maintain a focused approach to value investing, and our portfolios have held some great success stories over the years.

This year, several stocks in our funds performed quite well and reached our disciplined sell targets. Specifically, our funds benefited from a number of corporate takeovers, and several of our holdings sold their businesses at meaningful premiums. As such, Ariel Fund's estimated distribution for 2000 is $6.45 per share and Ariel Appreciation Fund's estimated distribution is $4.15 per share. PLEASE NOTE THAT THESE ESTIMATES WILL CHANGE BETWEEN NOW AND THE DISTRIBUTION DATE. Check our website for regular updates. To help you accurately report your capital gains to the IRS, we will send you the appropriate tax forms in January 2001. REMEMBER, TAX-FREE RETIREMENT ACCOUNTS ARE EXEMPT FROM CAPITAL GAINS TAXES.

Ariel Mutual Funds will make its capital gains distribution on DECEMBER 4, 2000 to shareholders of record as of DECEMBER 1, 2000. As with all mutual funds, the net asset value (NAV) of Ariel Fund and Ariel Appreciation Fund will drop by the amount of the distribution per share the day following the distribution. You will notice this change in the fund's NAV, which is reported daily in the newspaper. REMEMBER, YOUR ACCOUNT VALUE WILL NOT RISE OR FALL AS A RESULT OF THE DISTRIBUTION; RATHER, YOU WILL HAVE MORE SHARES OF THE FUND AT A LOWER PRICE PER SHARE.

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
312.726.0140
www.arielmutualfunds.com





                               TABLE OF CONTENTS


FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS MAY BE MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

The Patient Investor                   2
Company in Focus                       6
Company Updates                        8
Ariel Equity Funds                    10
Schedule of Equity Investments        12
Equity Statistical Summary            16
Ariel Premier Bond Fund               18
Schedule of Bond Investments          20
Statement of Assets & Liabilities     25
Statement of Operations               25
Statement of Changes in Net Assets    26
Financial Highlights                  27
Notes to the Financial Statements     29
Report of Independent Auditors        32
Board of Trustees                     33

                                        [LETTERHEAD OF PATIENT INVESTOR]

DEAR FELLOW SHAREHOLDER: For the quarter ended September 30, 2000, the small cap value stocks comprising Ariel Fund rose +4.94%. This three month return was well ahead of the +1.11% gain posted by the more aggressive issues of the Russell 2000 Index but still short of the +7.34% rise of the more style-similar Russell 2000 Value Index. Over the same period, the mid-sized issues of Ariel Appreciation Fund earned +8.02% which surpassed the +6.81% gain of the Russell Midcap Index, but still was not as robust as the +9.65% rise of its value counterpart--the Russell Midcap Value Index.

Having now clocked two consecutive quarters of outperformance versus their growth stock counterparts, value stocks finally appear to be showing some renewed signs of life after a long and difficult spell. It seems, as we read in the October 3, 2000 edition of THE WALL STREET JOURNAL, "...earnings shortfalls and concerns about growth in the faster-growing segments of the market are making value investing look better by comparison." And much to our delight, small and mid-sized issues--the stocks that have been the most scorned and therefore the cheapest--are most benefiting from a newfound investor sensitivity to price.

For context, Bernstein Research calculates that at the height of the bull market of 1972, the widest price to earnings (p/e) differential between the 50 largest stocks and the next 1,450 was 7 p/e points, compared with a spread of well over 20 points for those same sequenced companies earlier this year. As we have said before, at some point, such a huge valuation gap becomes impossible to ignore. And so, it seems rational heads are finally beginning to prevail, evidenced by the strong outperformance of small and mid-cap value stocks since the high octane Nasdaq took a nasty turn in early March. Specifically, for the seven months ended September 30, 2000, the Nasdaq has plummeted -21.67%. Perhaps not surprisingly, as USA TODAY noted, "Market sentiment has gone from euphoria to happiness to concern, and now it's moving to fear." And yet, by contrast, over this same seven-month timeframe, the Russell 2000 Value Index has climbed +9.95% and the Russell Midcap Value Index has fared even better with a remarkable +20.88% rebound.

As a means of comparison, from the beginning of March through September's end, Ariel Fund has gained +36.21% and Ariel Appreciation Fund has earned +27.58%. Despite the progress that has been made by smaller companies, we believe the narrowing of the current valuation gap has only just begun. This certainly bodes well for small and mid-cap value investing and gives us great optimism for the future.

PORTFOLIO COMINGS AND GOINGS

With an abundance of remarkable bargains in our midst, this quarter was marked by numerous additions of new stocks to our portfolios. More specifically, given our patient investing approach and the low turnover that thereby results, our purchase of six small cap value companies in Ariel Fund over the last three months is noteworthy, as it represents more stocks than we generally buy in the course of any given year. Our bargain shopping did not, however, eclipse our fundamental research and intense scrutiny of each issue. And so, after visiting more than 25 companies during the quarter, we ultimately initiated positions in soap maker, Dial Corp. (NYSE: DL); ACNielsen Corp. (NYSE: ART), the market research company; wheelchair manufacturer, Invacare Corp. (NYSE: IVC); J.M. Smucker Co. (NYSE: SJM), the renowned jelly maker; eye-care provider, Bausch & Lomb, Inc. (NYSE: BOL); as well as greeting card manufacturer, American Greetings Corp., (NYSE: AM). On the sell side, we captured a nice profit as we moved out of our position in insurance broker, Arthur J. Gallagher & Co. (NYSE:
AJG), when the stock price reached its private market value. We also began to liquidate our position in Urban Shopping Centers, Inc. (NYSE: URB), on the good news of its takeover by European-based Rodamco at a 30.4% premium to its previous day's share price.

In Ariel Appreciation Fund, we initiated positions in ServiceMaster Co. (NYSE:
SVM), the diversified commercial and consumer services company; business information provider, Dun & Bradstreet (NYSE: DNB); and Albertson's, Inc. (NYSE:
ABS), the grocery store chain. Like Ariel Fund, we also sold Arthur J. Gallagher & Co. and for the same reason of fair valuation, exited Cardinal Health, Inc. (NYSE: CAH). On a less positive note, we lost faith in the prospects for Galileo International, Inc.'s (NYSE: GLC) rapidly changing travel purchase model and eliminated the position.

DOES FAIR DISCLOSURE SPELL ANALYST FORECLOSURE?

On October 23rd, the investment world as we know it will undergo a profound change with the adoption of the Security & Exchange Commission's Regulation Fair Disclosure (also known as Reg FD for short). Under this new standard, public companies must simultaneously disseminate any and all material information in one BROAD statement to the investment community as well as the general pub-lic. This is a noteworthy departure from the age-old practice known as "selective disclosure" whereby corporate financial officers and investor relations personnel could offer their insights and guidance to Wall Street analysts and institutional investors. With the old system, company contacts sometimes offered thoughts regarding the state of their businesses and the resulting earnings outlook in advance of large-scale press releases and public announcements. SEC Chairman, Arthur Levitt, condemned this long-held custom by stating that "selective disclosure undermines the integrity of the securities markets and reduces investor confidence in the fairness of those markets." Furthermore, he advised, "selective disclosure also may create conflicts of interests for securities analysts, who may have an incentive to avoid making negative statements about an issuer for fear of losing their access to selectively disclosed information."

While we understand Chairman Levitt's perspective on the need to level the information playing field, we have begun to contemplate other potential outcomes of this new policy that could profoundly change the investment management industry. More specifically, we have been pondering the role of investment management firm "buy" side analysts and Wall Street brokerage firm "sell" side analysts whose information pipeline is dependent on company visits, meetings with senior management teams at investment conference break-out sessions, frequent conference calls with top corporate executives, as well as the solicitation of company guidance on complex earnings models. But in light of Reg FD, consider this--if management teams are prohibited from the aforementioned discussions, confined to a blanket dissemination of information instead, will buy- and sell-side analysts who depend on management conversations for the bulk of their research be able to amass enough information to gain a UNIQUE perspective on the companies they follow now that they will have the same information as everyone else?

Taken to its logical conclusion, one has to wonder if the analysts could ultimately become obsolete. For example, in the past, a company visit was a good information-gathering endeavor. But with the new SEC clamp-down and management's likely reluctance to conduct one-on-one conversations, one has to question if there will be much value-added from such treks. Moreover, with fears of a SEC violation, it is not hard to imagine the executives of public companies becoming more and more difficult to access, as they worry about saying the wrong thing in an attempt to come to terms with the definition of "materiality." Additionally, spending the day talking to Wall Street analysts and portfolio managers is probably not the highpoint of a CEO's job--in all likelihood, these executives would rather be running their business than discussing it. So Reg FD now provides a viable excuse for limiting their external communications to press releases and large-scale conference calls and thereby leaving them fully engaged in the day-to-day management of their companies. (This result could certainly be viewed as a positive outcome of the new regulation.)

Against this backdrop, we believe the analysts that will be most successful in this new environment will rely on independent sources and third party verifications more than ever before. This will be a dramatic change since more and more analysts appear to be overly dependent on management perspectives for their research reports and thus, have stopped doing original work. Yet, in our view, a heavy dependence on company management for critical company or industry insights is a lazy person's research. In order to fully assess management talent and vision, product quality and reputation, we have always believed that one must cultivate a vast and ever-expanding network of independent sources that can offer an unbiased view.

And so, in light of the potential fallout of Reg FD, independent research will have to be just that--which, at present, is a novel concept on Wall Street. In our case, by focusing on small and mid-sized companies for nearly 18 years now, we have been able to build and maintain an extensive cross section of impartial sources. (Not to mention, proprietary research can have the biggest impact at the smaller company end of the market where fewer buy- and sell-side analysts cover the stocks.) As such, we are confident that in spite of the new rules resulting from Regulation Fair Disclosure, we will be able to continue to add depth to our research process and thereby distinguish our investigative effort from what we believe may become a marginalized Wall Street investing pack.

As always, we appreciate the opportunity to serve you and welcome any comments or suggestions you might have.

Sincerely,

/s/ John W. Rogers             /s/ Eric T. McKissack

John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund

THE FUNDS' PORTFOLIO SECURITIES AS OF SEPTEMBER 30, 2000, INCLUDING THE SECURITIES DISCUSSED IN THIS LETTER, ARE LISTED IN THE SCHEDULE OF INVESTMENTS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

                                    COMPANY

[THE J.M. SMUCKER COMPANY LOGO]
1 STRAWBERRY LANE
ORRVILLE, OH 44667
(330) 682-3000
www.smucker.com

THE J.M. SMUCKER COMPANY (NYSE: SJM)
Founded in Orrville, Ohio in 1897, The J.M. Smucker Company is the leading preserve and jelly manufacturer in the U.S. Most of us can remember the catchphrase, "With a name like Smucker's, it has to be good." Smucker also possesses market share leadership in ice cream toppings and fruit syrups and is a brand leader in health food juices through its Knudsen beverage line. Smucker boasts not only a strong franchise and an exemplary business model, but also an undervaued stock price that trades at an attractive discount to our estimation of its private market value.

REASONS FOR RECOMMENDATION

DOMINANT BUSINESS WITH ATTRACTIVE PROSPECTS

When it comes to fruit, Smucker is the definitive expert. The company delivers consistently high quality and tasty products to consumers through its jellies and jams. Additionally, Smucker supplies fruit filling for food industry peer products, including Dannon's yogurts and Kellogg's POP-TARTS and NUTRI-GRAIN cereal bars. At present, the company is focusing its efforts on new product introductions, including Smucker's UNCRUSTABLES, a new line of thaw-and-serve crustless peanut butter and jelly sandwiches, as well as Smucker's SNACKERS, which combines peanut butter and jelly with crackers.

MANAGEMENT DEDICATED TO THE BUSINESS AND ITS SHAREHOLDERS

Our independent research has found the Smucker management team to be highly respected within the food products industry. Additionally, we walked away from a recent management meeting at company headquarters confident that this team would continue to work towards offering the highest quality and most consistent product in the market while continuing to seek methods to increase shareholder value. Fourth generation descendants of the founder, broth-

                                   IN FOCUS

ers Timothy and Richard Smucker, run the company as Chairman and President, respectively. Furthermore, a significant number of its executive officers have been employed at the company for more than 15 years.

OUT OF FAVOR INDUSTRY

As investors are concerned about supermarket retailers' increasing leverage over food product companies, the food products industry remains out of favor. Specifically, investors fear smaller companies like Smucker are losing cost-effective pricing for shelf space as the major industry leaders negotiate with the supermarkets to secure prime space at discount prices. In fact, this concern is the likely catalyst behind three mammoth acquisitions in the past few months, including: Unilever/Bestfoods, Philip Morris/ Nabisco, and General Mills/Pillsbury. We disagree with the negative sentiments that are prevalent on Wall Street and although we do not dismiss the argument that scale is important, we believe that Smucker is not too small to compete as it dominates its market niche. As always, we welcome the opportunity to invest in wonderful franchises at significant discounts, especially when we feel strongly that investor concerns are overblown.

COMPELLING VALUATION

We initiated a position in Smucker at $18.50 in August 2000. Although Smucker's stock price has already appreciated to approximately $24, our valuation analysis indicates the company is still selling at a significant discount to our estimated private market value of $37. At current prices, we recommend investors initiate a position in Smucker.

                                COMPANY UPDATES

[ARTHUR J. GALLAGHER & CO. LOGO]

THE GALLAGHER CENTER
TWO PIERCE PLACE
ITASCA, IL 60143
(630) 773-3800
www.ajg.com


ARTHUR J. GALLAGHER & CO. (NYSE: AJG) In September of this year, we sold our remaining shares of Arthur J. Gallagher at an average price of $51, a large premium over our initial purchase price of $17 in August of 1996. Over the past several months, we were pleased to see the stock gain favor with many investors as fundamentals changed positively in the property & casualty insurance industry. Stock prices have been rising steadily with this change of sentiment, and insurance brokers like Arthur J. Gallagher have been the first to benefit. Insurance commission revenues rise in proportion with prices, without a commensurate increase in expenses. As such, the market has anticipated rapid earnings per share growth and has bid up the price of Gallagher's stock more than 100% for the year.

As always, it is a bittersweet victory when we sell an interest in such a solid, well-run business. We continue to see a bright future for Gallagher. However, as disciplined investors, we feel compelled to sell when a company reaches its full value. Today, at $59, the company's stock sells at almost 30 times next year's estimated earnings per share. We believe the company is fairly priced and recommend investors sell their positions.

We will continue to follow Arthur J. Gallagher closely and will seize any opportunity to repurchase this superior franchise at a discount.

CARDINAL HEALTH, INC. (NYSE: CAH) In early September, we completed selling our positions in Cardinal Health after a relatively short holding period which began just last Spring. We believe the company is an excellent example of an Ariel holding, as it boasts a stellar management team led by Chairman, CEO and founder Bob Walter, attractive returns and margins, as well as a sustainable competitive advantage through proprietary product and service offerings.

[CARDINAL HEALTH, INC. LOGO]

7000 CARDINAL PLACE
DUBLIN, OH 43017
(614) 757-5000
www.cardinal.com

As we mentioned in our semi-annual report of March 2000, Cardinal's stock fell in sympathy with the overall woes of the health care market. However, since that report, the stock has appreciated significantly and has met our private market value. Remaining true to our investment discipline, we exited our position as the company's share price more than doubled and reflected its full value.

If Cardinal's stock were to decline from its current levels, we would be pleased to add it to our portfolios again. We admire the business' strong and sustainable franchise and continue to believe that Cardinal is one of the premier companies in the health care industry.

U P D A T E S

DUN & BRADSTREET CORP. (NYSE: DNB) In late July of 2000, we initiated a position in Dun & Bradstreet Corporation. On September 30, 2000, Dun & Bradstreet spun off its global credit rating business, Moody's Corporation. As shareholders at the time of the separation, we are now owners of both Dun & Bradstreet and Moody's Corporation. We consider this a most fortunate opportunity to own two powerful franchises for the price of one.

The Dun & Bradstreet Corporation is a trusted source for critical business information such as commercial credit, marketing, and purchasing data. The company has substantial barriers to entry as its global database of 60 million businesses is a unique asset that would be virtually impossible for a competitor to duplicate. Dun & Bradstreet uses the information from its database for its wide range of published reports and integrates it into value-added products like desktop analysis tools and applications.

[DUN & BRADSTREET LOGO]
ONE DIAMOND HILL ROAD
MURRAY HILL, NJ 07974
(908) 665-5000
www.dnb.com

Currently out of favor with investors, we consider Dun & Bradstreet a remarkable investment opportunity. At $20, the stock is trading at a significant discount to our estimated private market value of $30. We recommend investors initiate positions.

URBAN SHOPPING CENTERS, INC. (NYSE: URB) On September 25, 2000, Urban Shopping Centers announced that it was being acquired by Rodamco North America N.V., a major Dutch real estate company, for $48 per share, a 40% premium to the previous day's closing price. Rodamco operates a portfolio of 16 large regional shopping malls in the U.S. but lacks the infrastructure to effectively manage and develop it. With the acquisition of Urban, Rodamco more than doubles the size of its portfolio and gains one of the most successful management teams in the industry.

We initially purchased our position in May at approximately $32. We were drawn to Urban this past spring by its top tier shopping mall portfolio, including Water Tower Place in Chicago, Copley Place in Boston and Houston Galleria. Additionally, the company had proven acquisition and development capabilities, as well as a seasoned management team led by Neil Bluhm, Matt Dominski, and Adam Metz. Furthermore, Real Estate Investment Trusts (REITS) had been out of favor on Wall Street for nearly two years. Despite generally strong industry fundamentals, REIT stocks traded near historically low valuations, and Urban was no exception. We viewed the low stock price as a short-term problem and are pleased our contrarian investment strategy was rewarded by the takeover.

[URBAN SHOPPING CENTERS, INC. LOGO]
900 NORTH MICHIGAN AVENUE
CHICAGO, IL 60611
(312) 915-2000
www.urbanshoppingcenters.com

ARIEL FUND
Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

------------------------------------------------------------------------------------------------------------------------------------
                           3rd Quarter     YTD         1 Year         3 Year         5 Year          10 Year         Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
ARIEL FUND                   +4.94%      +14.63%      +13.63%         +7.65%         +15.75%          +15.15%          +13.91%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX           +1.11%       +4.18%      +23.39%         +5.96%         +12.39%          +16.93%          +11.86%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX     +7.34%      +13.62%      +15.36%         +2.11%         +11.50%          +16.97%          +12.09%
------------------------------------------------------------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
as of September 30, 2000

1   LEE ENTERPRISES
    Diversified media company

2   INTERNATIONAL GAME TECHNOLOGY
    World's leading supplier of
    computerized gaming devices

3   MBIA, INC.
    Leading insurer of municipal bonds

4   GREY GLOBAL GROUP, INC.
    Advertising and marketing
    services firm

5   MCCORMICK & CO., INC.
    World's largest spice company

6   BRADY CORP.
    Manufacturer and distributor of niche
    industrial safety-related products

7   SPECIALTY EQUIPMENT COS.
    Manufacturer of commercial and
    institutional food service equipment

8   HASBRO, INC.
    Prominent toy manufacturer

9   HERMAN MILLER, INC.
    One of the country's largest
    manufacturers of office furniture

10  ROUSE CO.
    Retail mall developer

ARIEL EQUITY FUNDS

[EDGAR REPRESENTATION OF BAR CHART]

                                                 Ariel Fund            Russell 2000 Index
                                            Portfolio Composition     Portfolio Composition
Consumer Discretionary & Services                  39.12%                     15.6%
Producer Durables                                  16.97%                      8.3%
Financial Services                                 14.17%                     19.8%
Materials and Processing                           13.75%                      8.0%
Consumer Staples                                   10.47%                      2.3%
Technology                                          2.51%                     18.0%
Health Care                                         2.39%                     14.5%
Cash & Other                                        0.62%                      1.0%
Integrated Oils                                     0.00%                      0.0%
Utilities                                           0.00%                      6.2%
Autos and Transportation                            0.00%                      2.8%
Other Energy                                        0.00%                      3.5%

[EDGAR REPRESENTATION OF MOUNTAIN CHART]

                 COMPARISION OF CHANGE IN VALUE OF $10,000
               INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

                          ARIEL FUND        S&P 500 INDEX         RUSSELL 2000 INDEX
         1986               $10,000            $10,000                 $10,000
         1987               $11,367            $10,256                  $8,860
         1988               $15,905            $11,960                 $11,065
         1989               $19,900            $15,749                 $12,863
         1990               $16,699            $15,260                 $10,354
         1991               $22,163            $19,910                 $15,122
         1992               $24,763            $21,427                 $17,906
         1993               $26,924            $23,587                 $21,292
         1994               $25,786            $23,897                 $20,904
         1995               $30,581            $32,878                 $26,849
         1996               $37,747            $40,426                 $31,279
         1997               $51,502            $53,914                 $38,274
         1998               $56,595            $69,320                 $37,300
         1999               $53,335            $83,912                 $45,228
       Sep-00               $61,135            $82,747                 $47,117

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companites with lower price-to-earnings ratios. All indices are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL-CAP) STOCKS.

ARIEL APPRECIATION FUND
Inception
December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

-------------------------------------------------------------------------------------------------------------
                                3rd Quarter   YTD     1 Year    3 Year    5 Year    10 Year    Life of Fund
-------------------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND           +8.02%     +8.75%   +10.35%   +10.10%   +17.84%   +16.33%      +13.42%
-------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX              +6.81%    +12.28%   +31.62%   +13.90%   +18.29%   +19.93%      +16.03%
-------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX        +9.65%     +8.90%   +13.00%    +5.96%   +14.07%   +17.81%      +13.70%

TEN LARGEST HOLDINGS
as of September 30, 2000

1   MBIA, INC.
    Leading insurer of municipal bonds

2   MBNA CORP.
    Prominent issuer of bank credit cards

3   HERMAN MILLER, INC.
    One of the country's largest
    manufacturers of office furniture

4   INTERNATIONAL GAME TECHNOLOGY
    World's leading supplier of
    computerized gaming devices

5   ROUSE CO.
    Retail mall developer

6   LEE ENTERPRISES
    Diversified media company

7   XL CAPITAL LTD.
    Worldwide insurance company

8   EQUIFAX, INC.
    Consumer credit and check
    processing services company

9   MCCORMICK & CO., INC.
    World's largest spice company

10  SYBRON INTERNATIONAL CORP.
    Principal manufacturer of laboratory
    and dental products

[EDGAR REPRESENTATION OF BAR CHART]

                                                ARIEL APPRECIATION FUND     RUSSELL MID CAP INDEX
                                                 PORTFOLIO COMPOSITION      PORTFOLIO COMPOSITION
   Consumer Discretionary and Services                   32.92%                     13.1%
   Financial Services                                    29.06%                     18.6%
   Consumer Staples                                      11.80%                      3.7%
   Producer Durables                                      9.24%                      5.2%
   Materials and Processing                               5.93%                      4.8%
   Cash & Other                                           4.12%                      1.2%
   Health Care                                            3.54%                     10.4%
   Utilities                                              3.39%                     11.2%
   Technology                                             0.00%                     20.4%
   Other Energy                                           0.00%                      5.9%
   Autos and Transportation                               0.00%                      4.2%
   Integrated Oils                                        0.00%                      1.3%

[EDGAR REPRESENTATION OF MOUNTAIN CHART]

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED
                 IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

                    AERIEL APPRECIATION FUND       S&P 500 INDEX        RUSSELL MID CAP INDEX
        1989                 $10,000                  $10,000                  $10,000
        1990                  $9,902                   $9,922                   $9,006
        1991                 $13,184                  $12,945                  $12,744
        1992                 $14,930                  $13,932                  $14,826
        1993                 $16,115                  $15,336                  $16,947
        1994                 $14,763                  $15,539                  $16,592
        1995                 $18,330                  $21,378                  $22,308
        1996                 $22,677                  $26,286                  $26,547
        1997                 $31,283                  $35,056                  $34,247
        1998                 $37,398                  $45,074                  $37,705
        1999                 $35,981                  $54,559                  $44,579
      Sep-00                 $39,129                  $53,801                  $50,052

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratio. All indices are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

ARIEL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000


Number                         COMMON STOCKS-99.38%                   Cost              Market Value
of Shares
                               CONSUMER DISCRETIONARY--39.12%
232,600                        ACNielsen Corp.*                     $5,719,093            $5,538,788
 14,200                        American Greetings Corp.                242,110               248,500
492,433                        Bob Evans Farms, Inc.                 7,064,739             9,110,010
212,400                        Department 56, Inc.*                  6,710,917             2,801,025
 18,700                        Grey Global Group, Inc.               7,087,305            11,589,909
899,825                        Hasbro, Inc.                         12,243,712            10,291,748
373,100                        International Game Technology*        6,334,112            12,545,488
439,500                        Lee Enterprises                      11,187,682            12,690,562
507,750                        Leggett & Platt, Inc.                 6,825,118             8,028,797
211,500                        Libbey, Inc.                          7,521,187             6,582,938
 63,000                        Matthews International Corp.          1,699,180             1,850,625
784,950                        ServiceMaster Co.                     8,795,129             7,751,381
                                                                     ---------             ---------
                                                                    81,430,284            89,029,771
                                                                    ----------            ----------
                               CONSUMER STAPLES--10.47%
459,100                        Dial Corp.                            5,917,685             5,337,038
286,900                        Longs Drug Stores Corp.               5,810,084             5,486,963
388,600                        McCormick & Co., Inc.                10,589,950            11,560,850
 58,900                        Smucker (J.M.) Co.*                   1,159,696             1,432,006
                                                                     ---------             ---------
                                                                    23,477,415            23,816,857
                                                                    ----------            ----------


Number                         COMMON STOCKS-99.38% (cont)            Cost             Market Value
of Shares
                               FINANCIAL SERVICES--14.17%
387,950                        HCC Insurance Holdings, Inc.         $5,370,920          $7,880,234
567,575                        Horace Mann Educators Corp.          11,896,331           9,294,041
168,600                        MBIA, Inc.                            5,626,709          11,991,675
 64,700                        Urban Shopping Centers                2,159,017           3,073,250
                                                                     ---------           ---------
                                                                    25,052,977          32,239,200
                                                                    ----------          ----------
                               HEALTH CARE--2.39%
 52,400                        Bausch & Lomb, Inc.                   1,926,209           2,040,325
105,800                        Invacare Corp.                        2,676,507           3,398,825
                                                                     ---------           ---------
                                                                     4,602,716           5,439,150
                                                                     ---------           ---------
                               MATERIALS AND PROCESSING--13.75%
371,000                        Brady Corp.                           9,557,434          11,222,750
143,900                        Hunt Corp.                            1,916,478           1,025,287
630,100                        Interface, Inc., Class A              3,677,395           5,021,109
393,700                        Rouse Co.                             6,892,921           9,817,894
464,000                        RPM, Inc.                             4,545,419           4,205,000
                                                                     ---------           ---------
                                                                    26,589,647          31,292,040
                                                                    ----------          ----------
                               PRODUCER DURABLES--16.97%
262,170                        General Binding Corp.*                4,608,893           1,933,504
261,800                        Graco, Inc.                           7,955,841           8,443,050
269,700                        IDEX Corp.                            6,848,669           7,534,744
316,900                        Miller (Herman), Inc.                 5,308,182          10,160,606
427,575                        Specialty Equipment Cos., Inc.*       5,664,289          10,555,758
                                                                     ---------          ----------
                                                                    30,385,874          38,627,662
                                                                    ----------          ----------
                               TECHNOLOGY--2.51%
192,300                        Littelfuse, Inc.*                     5,154,268           5,708,906
                                                                     ---------           ---------
                               Total Common Stocks                $196,693,181        $226,153,586
                                                                  ------------        ------------





Principal                      REPURCHASE                               Cost           Market Value
Amount                         AGREEMENT-0.18%


$416,617                       State Street Bank & Trust
                               Company Repurchase
                               Agreement, 4.25%, dated
                               9/29/2000, repurchase price
                               $416,765, maturing
                               10/2/2000 (collateralized by
                               U.S. Treasury Bond, 12.00%,
                               8/15/2013)                             $416,617             $416,617
                                                                      --------             --------

                               Total Repurchase Agreement              416,617              416,617
                                                                       -------              -------

                               Total Investments-99.56%           $197,109,798          226,570,203
                                                                  ============
                               Other Assets less Liabilities-0.44%                          990,693
                                                                                        ------------
                               NET ASSETS-100.00%                                      $227,560,896
                                                                                       =============

*Non-income producing


The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000


Number                            COMMON STOCKS-97.96%                          Cost               Market Value
of Shares
                                  CONSUMER DISCRETIONARY--32.92%
   195,500                        Bob Evans Farms, Inc.                        $3,772,410          $3,616,750
   309,450                        Carnival Corp.                                5,293,288           7,620,206
   250,050                        Harte-Hanks, Inc.                             2,011,331           6,813,863
   711,250                        Hasbro, Inc.                                 11,110,010           8,134,922
   251,900                        Houghton Mifflin Co.                          8,245,423           9,887,075
   401,200                        International Game Technology*                6,234,607          13,490,350
   419,000                        Lee Enterprises                              11,662,599          12,098,625
   536,845                        Leggett & Platt, Inc.                         6,596,558           8,488,862
    16,400                        Libbey, Inc.                                    514,202             510,450
   186,000                        McClatchy Company                             6,314,855           6,544,875
   457,700                        Newell Rubbermaid, Inc.                      12,323,788          10,441,281
   532,545                        ServiceMaster Co.                             5,578,560           5,258,882
   187,900                        Tribune Co.                                   6,131,891           8,197,138
                                                                                ---------           ---------
                                                                               85,789,522         101,103,279
                                                                               ----------         -----------
                                  CONSUMER STAPLES--11.80%
   252,500                        Albertson's, Inc.                             6,791,946           5,302,500
   218,272                        The Clorox Co.                                6,962,153           8,635,386
   301,440                        Longs Drug Stores Corp.                       6,608,943           5,765,040
   368,195                        McCormick & Co., Inc.                         9,638,094          10,953,801
   484,300                        Whitman Corp.                                 7,810,973           5,599,719
                                                                                ---------           ---------
                                                                               37,812,109          36,256,446
                                                                               ----------          ----------


Number                            COMMON STOCKS-97.96% (cont)                   Cost              Market Value
of Shares
                                  FINANCIAL SERVICES--29.06%
   184,675                        Dun & Bradstreet Corp.                       $5,485,854          $6,359,745
   414,100                        Equifax, Inc.                                12,240,713          11,154,819
   201,100                        Franklin Resources, Inc.                      6,270,272           8,934,873
   167,975                        H & R Block, Inc.                             5,495,312           6,225,573
   224,300                        MBIA, Inc.                                    8,874,967          15,953,337
   367,025                        MBNA Corp.                                    5,581,792          14,130,463
   235,700                        SunGard Data Systems, Inc.*                   6,802,719          10,090,906
    92,300                        T. Rowe Price Associates, Inc.                3,600,565           4,332,331
   164,400                        XL Capital Ltd.                               9,347,522          12,083,400
                                                                                ---------          ----------
                                                                               63,699,716          89,265,447
                                                                               ----------          ----------
                                  HEALTH CARE--3.54%
   452,700                        Sybron International Corp.*                   7,034,593          10,864,800
                                                                                ---------          ----------
                                  MATERIALS AND PROCESSING--5.93%
   128,800                        Avery Dennison Corp.                          7,043,996           5,973,100
   490,900                        Rouse Co.                                     8,384,950          12,241,819
                                                                                ---------          ----------
                                                                               15,428,946          18,214,919
                                                                               ----------          ----------
                                  OTHER--2.08%
   240,750                        Fortune Brands, Inc.                          6,568,183          6,379,875
                                                                                ---------          ---------
                                  PRODUCER DURABLES--9.24%
   435,200                        Miller (Herman), Inc.                         8,103,860         13,953,600
   232,800                        Pitney Bowes, Inc.                            9,572,334          9,181,050
   212,000                        Specialty Equipment Cos., Inc.*               2,513,609          5,233,750
                                                                                ---------          ---------
                                                                               20,189,803         28,368,400
                                                                               ----------         ----------


Number                            COMMON STOCKS-97.96% (cont)                   Cost             Market Value
of Shares
                                  UTILITIES--3.39%
   381,625                        CenturyTel, Inc.                            $6,482,638          $10,399,281
                                                                              ----------          -----------

                                  Total Common Stocks                       $243,005,510         $300,852,447
                                                                            ------------         ------------



Principal                         REPURCHASE                                    Cost           Market Value
Amount                            AGREEMENT-1.82%

$5,586,514                        State Street Bank & Trust
                                  Company Repurchase
                                  Agreement,  4.25%, dated
                                  9/29/2000, repurchase
                                  price $5,588,493, maturing
                                  10/2/2000 (collateralized by
                                  U.S. Treasury Bond, 12.50%,
                                  8/15/2014)                                  $5,586,514          $5,586,514
                                                                              ----------          ----------

                                  Total Repurchase Agreement                   5,586,514           5,586,514
                                                                               ---------           ---------

                                  Total Investments-99.78%                  $248,592,024         306,438,961
                                                                            ============
                                  Other Assets less Liabilities-0.22%                                677,688
                                                                                                  ----------
                                  NET ASSETS-100.00%                                            $307,116,649
                                                                                                ============

*Non-income producing


The accompanying notes are an integral part of the financial statements.

                           EQUITY STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)

                                                                       EARNINGS PER SHARE
                                                   52 - WEEK    -------------------------------
                                                     RANGE        1999       2000       2001      1999      2000      2001    MARKET
                                TICKER   PRICE   --------------   ACTUAL   ESTIMATED  ESTIMATED    P/E       P/E       P/E      CAP.
COMPANY                         SYMBOL  9/30/00   LOW     HIGH  CALENDAR   CALENDAR   CALENDAR   CALENDAR  CALENDAR  CALENDAR  ($MM)
Hunt Corp.                      HUN       7.13     6.63   11.13     0.93       0.89      1.04       7.7       8.0       6.9      70
General Binding Corp.           GBND      7.38     6.00   20.25       NM       0.22      1.05        NM      33.5       7.0     116
Department 56, Inc.             DFS      13.19     7.44   25.13     2.45       1.99      2.67       5.4       6.6       4.9     189
Interface, Inc.                 IFSIA     7.97     3.06    8.13     0.45       0.59      0.83      17.7      13.5       9.6     407
Matthews International Corp.    MATW     29.38    19.00   35.63     1.53       1.78      1.98      19.2      16.5      14.8     450
Libbey, Inc.                    LBY      31.13    24.63   33.50     2.63       3.00      3.32      11.8      10.4       9.4     474
Specialty Equipment Cos., Inc.  SEC      24.69    15.00   30.38     2.22       2.05      2.34      11.1      12.0      10.6     482
The J.M. Smucker Company        SJM      24.31    15.00   24.56     1.27       1.35      1.50      19.1      18.0      16.2     585
Bob Evans Farms, Inc.           BOBE     18.50    12.00   20.56     1.39       1.48      1.64      13.3      12.5      11.3     651
Littelfuse, Inc.                LFUS     26.69    20.00   51.13     1.16       1.76      2.10      25.6      16.9      14.1     656
Graco, Inc.                     GGG      32.50    28.44   36.19     2.75       3.23      3.58      11.8      10.1       9.1     657
Horace Mann Educators Corp.     HMN      16.38    12.00   31.00     1.70       1.20      1.43       9.6      13.7      11.5     664
Brady Corp.                     BRC      30.25    24.50   34.56     1.97       1.96      2.18      15.4      15.4      13.9     686
Longs Drug Stores, Inc.         LDG      19.13    15.94   29.88     1.76       1.67      1.85      10.9      11.5      10.3     715
Grey Global Group, Inc.         GREY    619.78   328.00  647.00     4.47      24.31     31.22     138.7      25.5      19.9     769
IDEX Corp.                      IEX      27.94    22.75   34.75     1.81       2.18      2.45      15.4      12.8      11.4     840
Urban Shopping Centers, Inc.    URB      47.50    24.00   47.56     3.30       3.71      4.04      14.4      12.8      11.8     863
RPM, Inc.                       RPM       9.13     7.75   12.94     0.88       0.65      0.87      10.4      14.0      10.5     931
Invacare Corp.                  IVC      32.13    17.44   32.50     1.82       2.23      2.56      17.7      14.4      12.6     968
HCC Insurance Holdings, Inc.    HCC      20.31     8.00   22.94     1.20       1.27      1.55      16.9      16.0      13.1   1,003
The Dial Corp.                  DL       11.63     9.88   28.50     1.17       0.50      0.64       9.9      23.3      18.2   1,103
American Greetings Corp.        AM       17.50    15.31   26.75     1.91       1.81      2.50       9.2       9.7       7.0   1,127
Lee Enterprises                 LEE      28.88    19.69   32.25     1.29       1.47      1.87      22.4      19.6      15.4   1,267
ACNielsen Corp.                 ART      23.88    16.31   26.88     1.29       1.40      1.69      18.5      17.1      14.1   1,381
Rouse Company                   RSE      24.94    19.75   27.13     2.97       3.31      3.60       8.4       7.5       6.9   1,742
Hasbro, Inc.                    HAS      11.44    10.19   24.25     1.42       1.05      1.30       8.1      10.9       8.8   1,971
McCormick & Company, Inc.       MKC      29.75    23.75   36.56     1.69       1.99      2.14      17.6      14.9      13.9   2,035
Bausch & Lomb, Inc.             BOL      38.94    33.56   80.88     2.92       2.65      2.80      13.3      14.7      13.9   2,076
International Game Technology   IGT      33.63    17.38   35.63     1.34       1.75      2.04      25.1      19.2      16.5   2,437
Herman Miller, Inc.             MLHR     32.06    19.13   33.94     1.67       1.89      2.19      19.2      17.0      14.6   2,478
The ServiceMaster Co.           SVM       9.88     8.38   16.25     0.71       0.63      0.72      13.9      15.7      13.7   2,989
Leggett & Platt, Inc.           LEG      15.81    14.19   24.19     1.45       1.45      1.59      10.9      10.9       9.9   3,108
MBIA, Inc.                      MBI      71.13    36.31   73.44     4.72       5.11      5.81      15.1      13.9      12.2   7,139


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      Rouse Company and Urban Shopping Centers estimates are before depreciation and deferred taxes. NM=Not Meaningful.

ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                       EARNINGS PER SHARE
                                                   52 - WEEK    -------------------------------
                                                     RANGE        1999       2000       2001      1999      2000      2001    MARKET
                                TICKER   PRICE   --------------   ACTUAL   ESTIMATED  ESTIMATED    P/E       P/E       P/E      CAP.
COMPANY                         SYMBOL  9/30/00   LOW     HIGH  CALENDAR   CALENDAR   CALENDAR   CALENDAR  CALENDAR  CALENDAR  ($MM)
Libbey, Inc.                     LBY     31.13    24.63   33.50   2.63       3.00        3.32      11.8      10.4       9.4      474
Specialty Equipment Cos., Inc.   SEC     24.69    15.00   30.38   2.22       2.05        2.34      11.1      12.0      10.6      482
Bob Evans Farms, Inc.            BOBE    18.50    12.00   20.56   1.39       1.48        1.64      13.3      12.5      11.3      651
Longs Drug Stores, Inc.          LDG     19.13    15.94   29.88   1.76       1.67        1.85      10.9      11.5      10.3      715
Houghton Mifflin Company         HTN     39.25    34.88   51.81   1.62       2.20        2.45      24.2      17.8      16.0    1,201
Lee Enterprises                  LEE     28.88    19.69   32.25   1.29       1.47        1.87      22.4      19.6      15.4    1,267
Whitman Corp.                    WH      11.56    10.38   15.38   0.58       0.65        0.76      19.9      17.8      15.2    1,576
McClatchy Co.                    MNI     35.19    28.75   45.13   1.83       2.01        2.23      19.2      17.5      15.8    1,588
Rouse Company                    RSE     24.94    19.75   27.13   2.97       3.31        3.60       8.4       7.5       6.9    1,742
Harte-Hanks, Inc.                HHS     27.25    19.06   27.88   1.02       1.19        1.37      26.7      22.9      19.9    1,846
Hasbro, Inc.                     HAS     11.44    10.19   24.25   1.42       1.05        1.30       8.1      10.9       8.8    1,971
McCormick & Company, Inc.        MKC     29.75    23.75   36.56   1.69       1.99        2.14      17.6      14.9      13.9    2,035
International Game Technology    IGT     33.63    17.38   35.63   1.34       1.75        2.04      25.1      19.2      16.5    2,437
Herman Miller, Inc.              MLHR    32.06    19.13   33.94   1.67       1.89        2.19      19.2      17.0      14.6    2,478
Sybron Corp.                     SYB     24.00    16.38   33.06   1.13       1.34        1.58      21.2      17.9      15.2    2,524
The ServiceMaster Co.            SVM      9.88     8.38   16.25   0.71       0.63        0.72      13.9      15.7      13.7    2,989
Leggett & Platt, Inc.            LEG     15.81    14.19   24.19   1.45       1.45        1.59      10.9      10.9       9.9    3,108
H&R Block, Inc.                  HRB     37.06    26.94   49.50   2.12       2.27        2.94      17.5      16.3      12.6    3,392
Equifax, Inc.                    EFX     26.94    19.88   29.69   1.55       1.70        2.00      17.4      15.8      13.5    3,805
CenturyTel, Inc.                 CTL     27.25    24.44   48.75   1.69       1.57        1.85      16.1      17.4      14.7    3,830
Fortune Brands, Inc.             FO      26.50    19.19   36.38   1.99       2.32        2.59      13.3      11.4      10.2    4,158
Avery Dennison Corp.             AVY     46.38    42.25   78.50   2.55       2.90        3.28      18.2      16.0      14.1    5,173
The Dun & Bradstreet Corp.       DNB     34.44    24.69   34.88   1.64       1.77        1.93      21.0      19.5      17.8    5,583
SunGard Data Systems, Inc.       SDS     42.81    16.88   44.69   1.34       1.61        1.88      31.9      26.6      22.8    5,649
T. Rowe Price Associates, Inc.   TROW    46.94    25.88   49.94   1.85       2.16        2.20      25.4      21.7      21.3    5,694
Newell Rubbermaid, Inc.          NWL     22.81    21.00   37.06   1.65       1.82        2.01      13.8      12.5      11.3    6,081
MBIA, Inc.                       MBI     71.13    36.31   73.44   4.72       5.11        5.81      15.1      13.9      12.2    7,139
Albertson's, Inc.                ABS     21.00    20.06   42.06   2.26       2.25        2.40       9.3       9.3       8.8    8,842
XL Capital Ltd.                  XL      74.00    39.00   80.00   3.70       4.50        5.22      20.0      16.4      14.2    9,169
The Clorox Company               CLX     39.56    29.06   56.38   1.61       1.85        2.04      24.6      21.4      19.4    9,316
Pitney Bowes, Inc.               PBI     39.44    33.75   63.81   2.34       2.45        2.69      16.9      16.1      14.7   10,068
Franklin Resources, Inc.         BEN     44.43    24.63   45.63   2.01       2.34        2.60      22.1      19.0      17.1   10,821
Tribune Company                  TRB     43.63    27.88   60.88   1.54       1.30        1.60      28.3      33.6      27.3   13,447
Carnival Corp.                   CCL     24.63    18.31   51.88   1.66       1.66        1.85      14.8      14.8      13.3   14,517
MBNA Corp.                       KRB     38.50    19.50   40.13   1.21       1.50        1.80      31.8      25.7      21.4   30,869


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      Rouse Company estimates are before depreciation and deferred taxes.

ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the third quarter ended September 30, 2000, the Ariel Premier Bond Fund, Institutional Class gained +2.64% and the Investor Class gained +2.54%, which trailed the +3.01% return of the Lehman Brothers Aggregate Bond Index. Over the last three months, we saw interest rate expectations change dramatically from the first half of the year. Specifically, in early 2000, the general consensus was that the Federal Reserve Bank needed to raise interest rates to cool down an overheating economy, the only question was by how much. In the third quarter, however, economic growth moderated, particularly in the manufacturing sector, and the testimony of the Federal Reserve Bank Chairman, Alan Greenspan, revealed a surprising tolerance for higher growth. These events combined to change market expectations, and the Fed is now expected to LOWER interest rates.

With our own anticipation of continued strong economic growth and rising interest rates, we entered the third quarter with the Ariel Premier Bond Fund structured to be one year shorter than the benchmark. However, as rates fell during the period, our short duration position led to our performance shortfall. This, combined with the general underperformance of non-Treasury securities over the first half of the year, led to the fund's disappointing relative returns year-to-date.

In our view, the domestic economy is strong and global growth is poised to remain robust. Moreover, we believe inflation will continue to rise, further bolstered by oil prices. Against this backdrop, we remain firm in our conviction that interest rates reflect too optimistic a view on inflation.

With that said, there was one change in Ariel Premier Bond Fund's strategy in September. In response to the rise in long-term yields during September, the fund's duration was lengthened from -1 year to -3/4 years. Thus, Ariel Premier Bond Fund's primary theme remains the short duration position. Our spread exposure is roughly equal to the benchmark, with an overweight in AAA-rated asset-backed securities offset by an underweight in corporate bonds.

Of course, the political landscape is also uncertain as we approach the election. Accordingly, our near-term strategies may be influenced by any material change in financial policies introduced by a new administration. Our forecast for rising yields will likely be reinforced by any significant expansion in government and/or reduction in surpluses.

On a final note, the Ariel Premier Bond Fund, Institutional Class celebrated its 5th anniversary in October. We are delighted to have crossed this important milestone and appreciate your confidence and support. Should you have any questions or need additional information, please do not hesitate to call.

Sincerely,

/s/ John W. Rogers, Jr.              /s/ Kenneth R. Meyer

John W. Rogers, Jr.                  Kenneth R. Meyer
Chairman & CEO                       CEO
Ariel Capital Management, Inc.       Lincoln Capital Management Company

ARIEL PREMIER
BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000 (assume reinvestment of dividends and capital gains)

-----------------------------------------------------------------------------------------------------------------------
                                     3rd Quarter        YTD       1 Year      3 Year      5 Year      Life of Fund
-----------------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.     +2.64%         +5.93%      +5.85%      +5.18%       5.73%         +5.73%
ARIEL PREMIER BOND FUND, INV. CL.      +2.54%         +5.73%      +5.43%      +4.79%         -           +5.50%
LEHMAN BROS. AGGREGATE BOND INDEX      +3.01%         +7.12%      +6.99%      +5.93%       6.47%         +6.47% (INST.)
                                                                                                         +6.57% (INV.)
-----------------------------------------------------------------------------------------------------------------------



                                 ARIEL PREMIER              LEHMAN BROTHERS
                                   BOND FUND             AGGREGATE BOND INDEX
                             PORTFOLIO COMPOSITION       PORTFOLIO COMPOSITION
Asset Backed                          34.5                       1.7
Commercial Mortgage Backed             7.0                       1.6
Corporate                             10.7                      23.8
Government & Agency                   12.3                      38.3
Cash                                   6.5                       0.0
Mortgage backed                       29.0                      34.6

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

                ARIEL PREMIER
                  BOND FUND              LEHMAN BROTHERS
 DATE        INSTITUTIONAL CL.        AGGREGATE BOND INDEX
Oct-95            $1,000,000               $1,000,000
Dec-95            $1,035,122               $1,042,614
Jun-96            $1,018,867               $1,029,953
Dec-96            $1,067,709               $1,080,467
Jun-97            $1,101,595               $1,113,887
Dec-97            $1,165,544               $1,184,770
Jun-98            $1,210,570               $1,231,317
Dec-98            $1,254,703               $1,287,699
Jun-99            $1,240,901               $1,270,046
Dec-99            $1,247,569               $1,277,108
Jun-00            $1,287,588               $1,328,017
Sep-00            $1,321,553               $1,368,045

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

              ARIEL PREMIER
                BOND FUND         LEHMAN BROTHERS
 DATE        INVESTOR CL.      AGGREGATE BOND INDEX
Feb-97           $10,000             $10,000
Jun-97           $10,265             $10,278
Dec-97           $10,838             $10,932
Jun-98           $11,234             $11,361
Dec-98           $11,621             $11,882
Jun-99           $11,482             $11,719
Dec-99           $11,509             $11,784
Jun-00           $11,867             $12,254
Sep-00           $12,168             $12,623


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.


ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

Par Value    ASSET-BACKED SECURITIES-34.46%                 Cost    Market Value
$1,935,000   Advanta Business Card Master Trust,
             2000-B A, 6.792%, 1/20/2006                $1,935,000   $1,946,350
 2,500,000   AESOP Funding II LLC, 2000-1 A,
             6.799%, 7/20/2004+                          2,500,000    2,507,225
 2,333,244   AFC Home Equity Loan Trust
             2000-2 2A, 6.951%, 7/25/2030                2,333,245    2,336,208
   700,000   AmeriCredit Auto Receivables, 98-B A4,
             6.06%, 12/12/2002                             699,939      697,151
   750,000   AmeriCredit Auto Receivables, 99-A A4,
             5.88%, 12/12/2005                             749,874      739,530
 1,000,000   AmeriCredit Auto Receivables, 00-B A3,
             6.75%, 9/5/2004                             1,000,000    1,001,095
   550,000   AMEX Credit Acct. Master Trust,
             1998-1 A, 6.711%, 1/17/2006                   550,224      550,220
   580,000   Associates Auto Rec. Trust 2000-1 A1,
             6.747%, 5/17/2006                             580,000      580,841
 1,000,000   Auto Leasing Investors, 6.177%,
             8/12/2005+                                  1,000,000      983,770
   550,000   BA Master Credit Card, 1998-A A,
             6.731%, 4/15/2005                             550,527      550,550
   650,000   BEA, 1998-2A A2A, 6.72%,
             6/15/2010+                                    629,330      584,818
   470,000   Capital One, 2000, 7.65%, 4/17/2006           468,336      472,609

Par Value    ASSET-BACKED SECURITIES-34.46% (cont)          Cost    Market Value
$3,390,000   Chase Credit Card Master Trust,
             2000-2 A, 6.721%, 7/15/2005                $3,391,494   $3,392,644
   805,000   Chevy Chase Master Credit Card Trust,
             1995-C A, 6.881%, 5/15/2006                   807,538      808,349
 1,190,000   CIT Equipment Collateral,
             2000-1 A3, 6.505%, 1/20/2004                1,190,000    1,190,981
 1,320,000   Comm 2000-FL2 A, 6.846%,
             1/15/2003+                                  1,320,000    1,325,174
 2,000,000   Contimortgage Home Equity, 97-4 A5,
             6.44%, 12/15/2012                           2,016,863    1,983,300
   558,973   Credit Card Receivables Trust, 98-1,
             6.478%, 12/22/2004+                           561,646      552,584
   325,000   Discover Card Master Trust I, 1999-3 A,
             6.731%, 9/16/2004                             325,238      325,309
   200,000   Distribution Financial Services Master
             Trust, 2000-3 A, 6.761%, 7/15/2004            200,000      200,214
 2,000,000   EQCC Home Equity, 973-A9,
             6.57%, 2/15/2029                            1,984,253    1,938,340
   810,000   First Chicago Master Trust II, 1996-S A,
             6.746%, 8/15/2004                             810,489      811,134
 1,800,000   First Omni, 96-AA, 6.65%,
             9/15/2003                                   1,815,969    1,799,352
 2,075,000   First USA Credit Card Master Trust,
             1995-2 A, 6.365%, 10/15/2004                2,080,690    2,080,727
   838,882   Fleetwood, 97-B A, 6.40%, 5/15/2013           837,850      834,244
 1,255,000   Gracechurch Card Funding PLC, 1 A,
             6.801%, 11/15/2004                          1,256,473    1,261,024

Par Value    ASSET-BACKED SECURITIES-34.46% (cont)       Cost         Market Value
$  870,000   Greenpoint Manufacturing, 2000-1 A2,
             7.60%, 11/20/2022                           $  869,975   $  876,708
    15,893   Green Tree Financial-MH, 1995-1 A5,
             8.40%, 6/15/2025                                17,397       15,958
   500,000   Green Tree Financial-MH, 98-4 A4,
             6.09%, 2/1/2030                                499,951      497,820
 1,415,000   Healthcare Rec., 99-1, 6.25%,
             2/1/2003 +                                   1,413,592    1,384,634
   500,000   Household Automotive Trust,
             2000-3 A4, 7.16%, 5/17/2007                    499,862      507,361
   340,000   Huntington Auto Trust, 2000-A A3,
             7.33%, 7/15/2004                               340,478      343,094
   490,000   IKON Rec., 2000-1 A3, 6.811%,
             3/15/2004                                      490,000      490,221
   715,747   IMC Excess Cash Flow Sec. Trust,
             97-A A, 7.41%, 11/26/2028 +                    715,720      353,515
   805,000   MBNA Master Credit Card Trust,
             1998-A A, 6.731%, 8/15/2005                    805,977      805,805
   733,371   Mellon Residential Funding Corp.,
             2000TBC2 A1, 6.891%, 6/15/2030                 733,371      727,710
   510,000   New Holland Equipment Rec. Trust,
             1999-A A4, 6.80%, 12/15/2007 +                 505,638      509,577
   795,000   Nissan, 2000 A A-3, 7.80%, 5/20/2003           801,244      804,707
 2,050,000   Pacific Gas & Electric Co., 1997-1 A8,
             6.48%, 12/26/2009                            1,947,172    2,009,164
 1,440,000   Prime, 95-1A, 6.75%, 11/15/2005              1,444,528    1,437,538
   785,000   Prudential Securities Corp., 1999-C2 A2,
             7.193%, 4/15/2009                              781,848      786,344

Par Value    ASSET-BACKED SECURITIES-34.46% (cont)       Cost         Market Value
$2,722,372   Railcar Leasing, 97-1 A1, 6.75%,
             7/15/2006 +                                 $2,753,154   $2,703,833
   457,877   Railcar Trust, 92-A1, 7.75%,
             6/1/2004                                       469,342      462,575
   784,296   Residential Asset Sec. Corp.,
             2000-KS3 AII, 6.904%, 7/25/2031                783,746      784,132
 1,935,000   Residential Asset Sec. Corp.,
             2000-KS4 AII, 6.85%, 9/25/2031               1,935,000    1,935,000
   155,000   Residential Funding Mortgage
             Securities II, 2000-HI4 AI3, 7.49%,
             10/25/2013                                     154,987      155,287
   286,864   Salomon Brothers Mortgage Sec.,
             97LB6A3, 6.76%, 12/25/2027                     286,517      285,401
 1,086,087   SASCO 2000-C2 A, 6.854%,
             10/21/2002 +                                 1,086,088    1,087,424
   711,441   Saxon Asset Securities Trust, 2000-2 AF1,
             6.799%, 5/25/2015                              711,400      711,371
   430,000   Sears Credit Account Master Trust,
             1995-5 A, 6.05%, 2/15/2004                     418,939      423,550
    60,000   Sears Credit Account Master Trust,
             1999-2 A, 6.35%, 2/15/2007                      59,186       59,712
   611,888   Union Acceptance Corp., 97AA2,
             6.375%, 10/8/2003                              614,792      609,184
 2,630,000   Union Financial Services Taxable
             Student Loan, 98A A8, 5.50%,
             9/1/2005                                     2,615,416    2,520,513
 1,880,000   World Financial, 96-AA, 6.70%,
             2/15/2004                                    1,885,530    1,879,812

Par Value    ASSET-BACKED SECURITIES-34.46% (cont)       Cost         Market Value
$ 203,219    World Omni Auto Lease, 98-A A2,
             7.021%, 12/15/2004                            $203,547     $203,250
1,755,000    World Omni Auto Lease, 99-A A4,
             6.872%, 10/15/2005                           1,762,892    1,764,547
  190,000    World Omni Auto Lease, 00-A A3,
             7.13%, 2/16/2004                               189,993      191,497
                                                         ----------   ----------
             Total Asset-Backed Securities               59,392,260   58,780,987
                                                         ----------   ----------

             COMMERCIAL MORTGAGE-BACKED SECURITIES-6.97%

1,330,000    Chase Comm Mortgage Securities Corp.,
             2000-3 A2, 7.319%, 9/15/2010                 1,333,307    1,336,344
  320,000    GMAC Commercial, 1997-C1 A3,
             6.869%, 8/15/2007                              305,013      315,375
1,895,000    GMAC Commercial, 99-C1 A2,
             6.175%, 5/15/2033                            1,771,351    1,777,111
  614,924    JPMC Mortgage Finance Corp.,
             2000-FL1 A, 6.901%, 4/15/2010 +                614,924      617,495
1,330,000    LB-UBS Commercial Mortgage Trust,
             2000-C4 A2, 7.37%, 6/15/2010                 1,333,495    1,338,685
2,261,591    MLMI, 97-SD1 A, 6.938%,
             4/1/2004 +                                   2,262,580    2,270,548
  189,357    MLMI, 99-C1 A1, 7.37%, 6/15/2008               191,374      191,851
1,333,000    Morgan Stanley Dean Witter Capital I,
             2000-PRIN A4, 7.49%, 1/23/2015               1,336,441    1,336,557
  300,000    Newcourt Equipment Trust Securities,
             1999-1 A3, 6.951%, 7/20/03                     300,559      300,141
  864,063    Keycorp., 2000-C1 A1,
             7.617%, 6/15/2009                              864,064      885,565

             COMMERCIAL MORTGAGE-BACKED SECURITIES-6.97%
Par Value    (cont)                                      Cost         Market Value
$   1,830    Starwood Asset Receivables,  2000-1 A,
             6.9512%, 8/25/2003 +                            $1,831       $1,831
1,510,409    TIAA Retail Commercial Mortgage
             Trust, 1999-1 A, 7.17%, 4/15/08 +            1,501,501    1,515,746
                                                         ----------    ---------
             Total Commercial Mortgage-
             Backed Securities                           11,816,440   11,887,249
                                                         ----------   ----------
             CORPORATE DEBT-10.65%

  925,000    Bank of America, Institutional-B,
             7.70%, 12/31/2026 +                          842,073      835,199
  470,000    Bank One Corp., 7.625%, 8/1/2005             469,085      479,615
  550,000    Bestfoods MTN C, 5.60%, 10/15/2097           424,436      384,580
  410,000    Boeing Co., 6.875%, 10/15/2043               368,054      364,535
1,000,000    Citigroup Capital III, 7.75%,
             12/1/2036                                  1,035,298      903,768
1,295,000    Consumers Energy CMS, 6.20%,
             5/1/2003                                   1,281,750    1,246,528
  295,000    Deutsche Telekom, 8.25%, 6/15/2030           300,660      303,044
  220,000    Duke Energy Field Services, 7.50%,
             8/16/2005                                    219,187      221,870
  220,000    Duke Energy Field Services, 7.875%,
             8/16/2010                                    219,747      223,673
1,310,000    Edison International, Inc., 6.875%,
             9/15/2004                                  1,301,751    1,272,774
1,000,000    Ford Motor Company, 6.375%,
             2/1/2029                                     827,970      810,422

 Par Value   CORPORATE DEBT-10.65% (cont)                  Cost     Market Value
$  500,000   General Motors Acceptance Corp.,
             7.75%, 1/19/2010                          $  505,015   $  505,705
   455,000   International Paper Co., 8.125%,
             7/8/2005 +                                   454,593      469,299
   570,000   Liberty Media Group, 8.25%, 2/1/2030         565,458      536,577
   610,000   Mirage Resorts, 7.25%, 8/1/2017              606,981      509,923
   300,000   News America Holdings, 7.25%,
             5/18/2018                                    298,084      268,698
   720,565   Northwest Airlines Corp., 1999-2A,
             7.575%, 3/1/2019                             720,565      698,509
   400,000   NRG Energy, Inc., 9.479%, 9/15/2024 +        394,976      413,296
   625,000   Park Place Entertainment, 7.95%,
             8/1/2003                                     620,845      625,400
   975,000   Peco Energy Co., 7.38%, 4/6/2028             929,322      800,913
   800,000   PPL Corp., 8.375%, 6/15/2007                 800,836      805,636
   420,000   Provident Companies, 7.00%, 7/15/2018        419,873      340,243
   330,000   Safeco Capital Trust, 8.072%, 7/15/2037      330,000      279,956
   750,000   Spear Leeds & Kellogg LP, 8.25%,
             8/15/2005 +                                  747,722      778,103
   200,000   Sprint Capital Corp., 6.125%,
             11/15/2008                                   181,248      180,937
 1,000,000   Telefoncia Europe BV, 7.75%,
             9/15/2010                                  1,000,819    1,006,079
   345,000   Viacom Inc., C, 7.875%,
             7/30/2030                                    344,924      349,286
   750,000   Virginia Electric Power, 6.75%,
             2/1/2007                                     753,096      725,139
   715,000   Vodafone Airtouch, 7.875%, 2/15/2030 +       696,651      724,006

 Par Value   CORPORATE DEBT-10.65% (cont)                  Cost     Market Value
$  655,000   WorldCom, Inc., 8.25%, 5/15/2010          $  645,330   $  690,335
   435,000   Zurich Capital Trust, 8.376%, 6/1/2037+      463,825      413,987
                                                       ----------   ----------

             Total Corporate Debt                      18,770,174   18,168,035
                                                       ----------   ----------
             U.S. GOVERNMENT AGENCIES-29.31%

             MORTGAGE-BACKED SECURITIES--29.02%

 2,885,000   Fannie Mae, 5.75%, 2/15/2008               2,670,532    2,723,904
21,867,740   Fannie Mae, 6.50%, 4/1/2029               20,677,711   21,013,455
13,900,000   Fannie Mae, 7.50%, 10/01/2030             13,791,406   13,880,012
 2,755,000   Fannie Mae, Benchmark Bond,
             7.250%, 5/15/2030                          2,850,606    2,887,802
 5,170,000   Fannie Mae, Benchmark Note, 7.125%,
             1/15/2030                                  5,293,919    5,336,128
   125,000   Freddie Mac, 6.625%, 9/15/2009               122,690      123,438
 2,540,000   Freddie Mac, 6.50%, 10/1/2030 X            2,427,287    2,441,258
 1,130,199   Freddie Mac, Gold, 6.50%,
             11/1/2025                                  1,069,483    1,092,684
                                                       ----------   ----------
                                                       48,903,634   49,498,681
                                                       ----------   ----------
             OTHER AGENCY ISSUES--0.29%

473,002      Government Trust Certificate, Israel
             Trust, Series 2E, 9.40%, 5/15/2002           485,092      483,604
                                                       ----------   ----------
                                                          485,092      483,604
                                                       ----------   ----------
             Total U.S. Government Agencies            49,388,726   49,982,285
                                                       ----------   ----------

             U.S. GOVERNMENT OBLIGATIONS-12.00%

10,120,000   U.S. Treasury Bond, 8.125%,
             8/15/2021                                 12,219,632   12,488,718

Par Value    U.S. GOVERNMENT
             OBLIGATIONS-12.00% (cont)                     Cost     Market Value
$  750,000   U.S. Treasury Bond, 6.125%, 8/15/2029      $  771,820   $  765,938
 3,770,000   U.S. Treasury Note, 7.50%,
             11/15/2001                                  3,823,460    3,819,481
    35,000   U.S. Treasury Note, 5.50%, 5/31/2003           34,298       34,606
 3,190,000   U.S. Treasury Note, 7.00%, 7/15/2006        3,318,047    3,354,486
                                                        ----------   ----------
             Total U.S. Government Obligations          20,167,257   20,463,229
                                                        ----------   ----------

             COMMERCIAL PAPER-14.62%

 3,200,000   American Express Corp., 6.48%,
             10/16/2000*                                 3,191,360    3,191,360
 3,300,000   American General Finance Group,
             6.49%, 10/16/2000*                          3,291,076    3,291,076
 3,300,000   CIT Group Holdings, Inc., 6.49%,
             10/16/2000*                                 3,291,076    3,291,076
 3,300,000   General Electric Capital Corp., 6.49%,
             10/16/2000*                                 3,291,076    3,291,076
 3,300,000   General Motors Corp., 6.49%,
             10/16/2000*                                 3,291,076    3,291,076
 3,300,000   Household Finance, 6.48%,
             10/16/2000*                                 3,291,090    3,291,090
 3,300,000   Metlife Funding, 6.47%, 10/16/2000*         3,291,104    3,291,104
 2,000,000   Texaco, 6.52%, 10/02/2000*                  1,999,638    1,999,638
                                                        ----------   ----------
             Total Commercial Paper                     24,937,496   24,937,496
                                                        ----------   ----------

Principal    REPURCHASE AGREEMENT-1.32%                    Cost     Market Value
 Amount
$2,256,981   State Street Bank & Trust Company
             Repurchase Agreement, 4.250%,
             dated 9/29/2000, repurchase
             price $2,257,780 maturing 10/2/2000
             (collateralized by U.S.
             Treasury Bond,
             10.375%, 11/15/2012)                     $  2,256,981  $  2,256,981
                                                      ------------  ------------
             Total Repurchase Agreement                  2,256,981     2,256,981
                                                      ------------  ------------
             Total Investments-109.33%                $186,729,334   186,476,262
                                                      ============
             Liabilities less Other Assets-(9.33)%                   (15,917,785)
                                                                    ------------
             NET ASSETS-100.00%                                     $170,558,477
                                                                    ============

+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
X    When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of September 30, 2000.

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities

SEPTEMBER 30, 2000


                                              ARIEL        APPRECIATION      PREMIER
                                              FUND             FUND          BOND FUND
                                           -----------     ------------     -----------
ASSETS:
  Investments in securities, at value
    (cost $197,109,798, $248,592,024
    and $186,729,334, respectively)        $226,570,203    $306,438,961     $186,476,262
  Receivable for securities sold                683,777         575,244               --
  Receivable for fund shares issued             583,225         617,587               --
  Dividends and interest receivable             231,588         290,482        1,253,321
  Prepaid and other assets                       50,510          45,657            2,223
                                                 ------          ------            -----
    Total assets                            228,119,303     307,967,931      187,731,806
                                            -----------     -----------      -----------

LIABILITIES:
  Payable for securities purchased              242,110              --       16,218,694
  Accrued management fee                        123,429         184,734           62,135
  Accrued distribution fee                       31,734          43,242              247
  Payable for shares redeemed                        --         436,969               --
  Payable to custodian                               --              --            8,845
  Shareholder distribution payable                   --              --          883,408
  Other liabilities                             161,134         186,337               --
                                                -------         -------       ----------
    Total liabilities                           558,407         851,282       17,173,329
                                                -------         -------       ----------

NET ASSETS                                 $227,560,896    $307,116,649     $170,558,477
                                           ============    ============     ============

NET ASSETS CONSIST OF:
  Paid-in-capital                          $166,420,401    $219,861,345     $176,049,562
  Undistributed net investment income         1,222,543         755,305           12,866
  Accumulated net realized gain (loss)
    on investment transactions               30,457,547      28,653,062       (5,250,879)
  Net unrealized appreciation
    (depreciation) on investments            29,460,405      57,846,937         (253,072)
                                             ----------      ----------          --------
    Total net assets                       $227,560,896    $307,116,649      $170,558,477
                                           ============    ============     ============

Shares outstanding (no par value)             6,382,297       9,119,783
  Institutional Class                                                          16,991,885
  Investor Class                                                                  287,900
Net asset value, offering and redemption
  price per share                                $35.66          $33.68
  Institutional Class                                                               $9.87
  Investor Class                                                                    $9.87


Statement of Operations

YEAR ENDED SEPTEMBER 30, 2000


                                              ARIEL        APPRECIATION      PREMIER
                                              FUND             FUND          BOND FUND
                                           -----------     ------------     -----------
INVESTMENT INCOME:
  Dividends                                  $3,214,488      $4,522,787       $        --
  Interest                                      564,260         202,303        10,828,643
  Miscellaneous income                          138,019          16,474                --
                                                -------          ------        ----------
    Total investment income                   3,916,767       4,741,564        10,828,643
                                              ---------       ---------        ----------

EXPENSES:
  Management fees                             1,352,314       2,280,148           747,890
  Distribution fees                             520,121         760,049             6,675
  Transfer agent fees and expenses              440,617         643,759                --
  Printing and postage expense                  100,115          97,782                --
  Professional fees                              44,891          42,089                --
  Trustees' fees and expenses                    43,007          43,010                --
  Custody fees and expenses                      21,376          33,140                --
  Federal and state registration fees            20,796          24,912                --
  Miscellaneous expenses                         29,246          57,641                --
                                                 ------          ------           -------
    Net expenses                              2,572,483       3,982,530           754,565
                                              ---------       ---------           -------

NET INVESTMENT INCOME                         1,344,284         759,034        10,074,078
                                              ---------         -------        ----------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain (loss) on investments    30,459,920      33,436,106        (2,407,217)
  Change in net unrealized appreciation/
    depreciation on investments              (6,682,142)     (8,929,803)        1,549,232
                                              ---------       ---------         ---------
  Net gain (loss) on investments             23,777,778      24,506,303          (857,985)
                                             ----------      ----------           -------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   $25,122,062     $25,265,337       $ 9,216,093
                                            ===========     ===========        ==========


The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets


                                          ARIEL FUND                APPRECIATION FUND            PREMIER BOND FUND
                                          ----------                -----------------            -----------------
                                   Year Ended September 30,      Year Ended September 30,     Year Ended September 30,
                                     2000           1999            2000           1999          2000            1999
                                     ----           ----            ----           ----          ----            ----
OPERATIONS:
  Net investment income           $1,344,284       $544,667        $759,034       $414,796    $10,074,078      $8,852,130
  Net realized gain (loss) on
    investments                   30,459,920     33,766,949      33,436,106     26,232,699     (2,407,217)     (2,564,439)
  Change in net unrealized
    appreciation/depreciation
    on investments                (6,682,142)   (11,439,201)     (8,929,803)     6,077,755      1,549,232      (6,754,988)
                                   ---------     ----------       ---------      ---------      ---------       ---------

Net increase (decrease) in net
  assets from operations          25,122,062     22,872,415      25,265,337     32,725,250      9,216,093        (467,297)
                                  ----------     ----------      ----------     ----------      ---------         -------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income             (421,983)      (386,173)       (414,761)      (271,554)   (10,074,078)     (8,852,130)
  Capital gains                  (33,743,511)   (17,212,926)    (31,018,586)   (25,199,149)            --      (1,862,283)
                                  ----------     ----------      ----------     ----------     ----------       ---------

  Total distributions            (34,165,494)   (17,599,099)    (31,433,347)   (25,470,703)   (10,074,078)    (10,714,413)
                                  ----------     ----------      ----------     ----------     ----------      ----------

SHARE TRANSACTIONS:
  Shares sold                    179,564,810     88,322,437     113,729,593    204,349,663     29,150,166      34,874,721
  Shares issued to holders in
    reinvestment of dividends     32,145,378     16,411,876      29,263,084     23,137,652      9,922,231      10,661,004
  Shares redeemed               (190,251,170)   (57,141,027)   (182,549,275)   (95,713,008)   (31,775,375)    (21,990,508)
                                 -----------     ----------     -----------     ----------     ----------      ----------

  Net increase (decrease)         21,459,018     47,593,286     (39,556,598)   131,774,307      7,297,022      23,545,217
                                  ----------     ----------      ----------    -----------      ---------      ----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                   12,415,586     52,866,602     (45,724,608)   139,028,854      6,439,037      12,363,507

NET ASSETS:
  Beginning of year              215,145,310    162,278,708     352,841,257    213,812,403     164,119,440    151,755,933
                                 -----------    -----------     -----------    -----------     -----------    -----------

  End of year (includes
    undistributed  net
    investment income of
    $1,344,465, $422,164,
    $759,335, $414,410,
    $4,432 and $4,432,
    respectively)               $227,560,896   $215,145,310    $307,116,649   $352,841,257    $170,558,477   $164,119,440
                                ============   ============    ============   ============    ============   ============


The accompanying notes are an integral part of the financial statements.

Financial Highlights


                                                                ARIEL FUND
                                                                ----------

                                                           Year Ended September 30,
                                           2000       1999(a)      1998         1997         1996
                                           ----       -------      ----         ----         ----
Net asset value, beginning of year        $37.99      $36.49      $41.49       $30.58      $30.78
Income from investment operations:
  Net investment income                     0.21        0.10        0.13         0.07        0.18
  Net realized and unrealized gains
    (losses) on investments                 3.58        5.20       (1.41)       12.62        4.24
                                            ----        ----        ----        -----        ----
Total from investment operations            3.79        5.30       (1.28)       12.69        4.42

Distributions to shareholders:
  Dividends from net investment income     (0.08)      (0.08)      (0.14)          --       (0.44)
  Distributions from capital gains         (6.04)      (3.72)      (3.58)       (1.78)      (4.18)
                                            ----        ----        ----         ----        ----
Total distributions                        (6.12)      (3.80)      (3.72)       (1.78)      (4.62)
                                            ----        ----        ----         ----        ----
Net asset value, end of year              $35.66      $37.99      $36.49       $41.49      $30.58
Total return                               13.63%      14.18%      (3.83)%      43.25%      16.28%
                                            ----        ----        ----         ----        ----
Supplemental data and ratios:
  Net assets, end of year, in
    thousands                           $227,561    $215,145    $162,279     $164,065    $109,770
  Ratio of expenses to average net
    assets                                  1.24%       1.25%       1.21%        1.25%       1.31%
  Ratio of net investment income
    to average net asset                    0.65%       0.27%       0.30%        0.23%       0.57%
  Portfolio turnover rate                     48%         38%         22%          20%         17%



                                                           APPRECIATION FUND
                                                           -----------------

                                                        Year Ended September 30,
                                            2000        1999        1998        1997        1996
                                            ----        ----        ----        ----        ----
Net asset value, beginning of year         $33.84      $31.80      $33.70      $24.99      $22.76
Income from investment operations:
  Net investment income                      0.08        0.04        0.09        0.02        0.13
  Net realized and unrealized gains
    (losses) on investments                  2.95        5.50        1.14       10.13        4.07
                                             ----        ----        ----       -----        ----
Total from investment operations             3.03        5.54        1.23       10.15        4.20

Distributions to shareholders:
  Dividends from net investment income      (0.04)      (0.04)      (0.07)      (0.07)      (0.20)
  Distributions from capital gains          (3.15)      (3.46)      (3.06)      (1.37)      (1.77)
                                             ----        ----        ----        ----        ----
Total distributions                         (3.19)      (3.50)      (3.13)      (1.44)      (1.97)

Net asset value, end of year               $33.68      $33.84      $31.80      $33.70      $24.99
Total return                                10.35%      16.99%       3.40%      42.33%      19.60%
                                             ----        ----        ----        ----        ----
Supplemental data and ratios:
  Net assets, end of year, in
    thousands                            $307,117    $352,841    $213,812    $186,478    $135,627
  Ratio of expenses to average net
    assets                                   1.31%       1.26%       1.26%       1.33%       1.36%(b)
  Ratio of net investment income
    to average net asset                     0.25%       0.13%       0.25%       0.07%       0.50%(b)
  Portfolio turnover rate                      31%         24%         20%         19%         26%


(a)Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth Fund.
(b)Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.40% and the ratio of net investment income to average net assets would have been 0.46%.

The accompanying notes are an integral part of the financial statements.


                                                         PREMIER BOND FUND
                                                         -----------------

                                                        INSTITUTIONAL CLASS

                                                      Year Ended September 30,
                                         2000       1999         1998        1997       1996
                                         ----       ----         ----        ----       ----
Net asset value, beginning of year      $9.91      $10.63       $10.30       $9.95     $10.00
Income from investment operations:
  Net investment income                  0.60        0.57         0.61        0.52       0.43
  Net realized and unrealized gains
    (losses) on investments             (0.04)      (0.60)        0.40        0.37      (0.04)
                                         ----        ----         ----        ----       ----
Total from investment operations         0.56       (0.03)        1.01        0.89       0.39
Distributions to shareholders:
  Dividends from net investment
    income                              (0.60)      (0.57)       (0.61)      (0.52)     (0.43)
  Distributions from capital gains         --       (0.12)       (0.07)      (0.02)     (0.01)
                                         ----        ----         ----        ----       ----
Total distributions                     (0.60)      (0.69)       (0.68)      (0.54)     (0.44)
                                         ----        ----         ----        ----       ----
Net asset value, end of year            $9.87       $9.91       $10.63      $10.30      $9.95
                                         ----        ----         ----        ----       ----
Total return                             5.85%      (0.25)%      10.20%       9.26%      3.96%
Supplemental data and ratios:
Net assets, end of year,
  in thousands                       $167,717    $161,495     $149,977    $113,998    $15,367
Ratio of expenses to average
  net assets                             0.45%       0.45%        0.45%       0.45%      0.48%
Ratio of net investment income
  to average net assets                  6.10%       5.57%        5.86%       6.05%      5.85%
Portfolio turnover rate                   492%        396%          60%        218%       423%



                                                          INVESTOR CLASS

                                                                         February 1, 1997(a)
                                            Year Ended September 30,           to
                                             2000     1999      1998     September 30, 1997
                                             ----     ----      ----     ------------------
Net asset value, beginning of year          $9.91    $10.63    $10.29         $10.10
Income from investment operations:
  Net investment income                      0.56      0.53      0.57           0.37
  Net realized and unrealized gains
    (losses) on investments                 (0.04)    (0.60)     0.41           0.19
                                             ----      ----      ----           ----
Total from investment operations             0.52     (0.07)     0.98           0.56

Distributions to shareholders:
  Dividends from net investment
    income                                  (0.56)    (0.53)    (0.57)         (0.37)
  Distributions from capital gains             --     (0.12)    (0.07)            --
                                             ----      ----      ----           ----

Total distributions                         (0.56)    (0.65)    (0.64)         (0.37)
                                             ----      ----      ----           ----


Net asset value, end of year                $9.87     $9.91    $10.63         $10.29
                                             ----      ----      ----           ----
Total return                                 5.43%    (0.65)%    9.34%          5.73%(b)

Supplemental data and ratios:

Net assets, end of year,
  in thousands                             $2,841    $2,624    $1,779           $401
Ratio of expenses to average
  net assets                                 0.85%     0.85%     0.85%          0.85%(c)
Ratio of net investment income
  to average net assets                      5.70%     5.17%     5.46%          5.60%(c)
Portfolio turnover rate                       492%      396%       60%           218%


(a) Commencement of operations.
(b) Total return is not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to the Financial Statements

SEPTEMBER 30, 2000

1. ORGANIZATION
Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Ariel Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund has an Institutional Class and an Investor Class. Prior to February 1, 1999 the Ariel Fund was known as the Ariel Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

As of September 30, 2000, the Premier Bond Fund had a capital loss carryforward of $1,766,240, and post-October losses of $3,311,997. The capital loss carryforward expires in 2008 and the post-October losses are treated as arising in 2001.

It is management's intention to distribute future net realized capital gains to the extent that such gains exceed any available federal income tax capital loss carryforwards.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

The Premier Bond Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At September 30, 2000 the Fund had $16,321,270 in purchase commitments outstanding (10% of net assets), with a corresponding amount of assets designated.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund and Appreciation Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds.

SEPTEMBER 30, 2000

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:


                                            Year Ended September 30, 2000
                                ARIEL FUND   APPRECIATION FUND       PREMIER BOND FUND
                                ----------   -----------------       -----------------
                                                                 INSTITUTIONAL   INVESTOR
                                                                 -------------   --------
Shares sold                     5,432,556       3,653,522          2,832,151      146,605
Shares issued to holders in
  reinvestment of dividends     1,106,132         996,699          1,001,537       13,617
Shares redeemed                (5,818,905)     (5,958,194)        (3,135,812)    (137,221)
Net increase (decrease)           719,783      (1,307,973)           697,876       23,001
                                  =======       =========            =======       ======



                                             Year Ended September 30, 1999
                                ARIEL FUND   APPRECIATION FUND       PREMIER BOND FUND
                                ----------   -----------------       -----------------
                                                                 INSTITUTIONAL   INVESTOR
                                                                 -------------   --------
Shares sold                     2,261,607       5,706,840          3,154,315      235,779
Shares issued to holders in
  reinvestment of dividends       417,815         658,066          1,025,661       13,484
Shares redeemed                (1,463,765)     (2,660,008)        (1,989,194)    (151,766)
Net increase                    1,215,657       3,704,898          2,190,782       97,497
                                =========       =========          =========       ======

4. INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2000 are summarized below:


                           ARIEL FUND    APPRECIATION FUND    PREMIER BOND FUND
                           ----------    -----------------    -----------------
Purchases                  $94,294,517      $95,015,157          $126,325,601
Sales                      100,944,280      167,652,968            57,499,943


Purchases and sales of U.S. government securities for the Premier Bond Fund for the year ended September 30, 2000 were $632,559,411 and $689,262,900, respectively.

At September 30, 2000 the cost of securities on a tax basis was $197,423,271, $249,394,702 and $186,870,192 for the Ariel Fund,
Appreciation Fund and Premier Bond Fund, respectively. Gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:


                                  ARIEL FUND       APPRECIATION FUND    PREMIER BOND FUND
                                  ----------       -----------------    -----------------
Unrealized appreciation           $49,412,307          $76,506,428          $1,201,140
Unrealized (depreciation)         (20,265,375)         (19,462,169)         (1,595,070)
Net appreciation (depreciation)   $29,146,932          $57,044,259           $(393,930)
                                   ==========           ==========           =========

For the year ended September 30, 2000, 36.9% and 68.7% of dividends paid from net investment income of the Ariel Fund and Appreciation Fund, respectively, qualifies for the dividend received deduction available to corporate shareholders.

SEPTEMBER 30, 2000

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% on the average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. For the year ended September 30, 2000, the Fund paid the Advisor $578,577 and $169,313 in investment advisory and administrative services fees, respectively. The Adviser pays all of the Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% for the next $50 million, 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Ariel Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

Report of Independent Auditors

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ARIEL MUTUAL FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ariel Fund, Ariel Appreciation Fund, and Ariel Premier Bond Fund, comprising Ariel Investment Trust ("Ariel Mutual Funds"), as of September 30, 2000, the related statements of operations and changes in net assets and the financial highlights for the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Ariel Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the Ariel Mutual Funds at September 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                    Ernst & Young LLP

Chicago, Illinois
October 20, 2000

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder and chairman of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of Unicom/Commonwealth Edison.

WILLIAM C. DIETRICH, C.P.A. Bill serves as director of finance and administration of Streamline.com, Inc.-Washington Division. He has a B.A. from Georgetown University and serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY, JR. Currently, John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and the Field Museum, as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards, including Interface Floor Covering Company and the Rehabilitation Institute of Chicago.

ERIC T. MCKISSACK, C.F.A. In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic and corporate boards.

JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's Co-Chief Investment Officer, he manages Ariel's small-cap institutional portfolios as well as Ariel Fund, the firm's flagship mutual fund product. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; GATX Corporation; and Unicom/Commonwealth Edison. He also serves on a number of civic boards.

ARIEL MUTUAL FUNDS

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
www.arielmutualfunds.com











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